BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2013
Business Combination, Description [Abstract]
BUSINESS COMBINATION
NOTE C – BUSINESS COMBINATION

On April 30, 2013, the Company completed the acquisition of all of the outstanding shares of First National Bank of Baldwin County, a wholly-owned subsidiary of First Baldwin Bancshares, Inc., an Alabama corporation, which included five (5) branches and (1) loan production office located on the Alabama Gulf Coast in Baldwin County, Alabama.

In connection with the acquisition, the Company recorded $1.3 million of goodwill and $.7 million of core deposit intangible. The core deposit intangible will be expensed over 10 years. The Company acquired the $124.2 million loan portfolio at a fair value discount of $.5 million. The discount represents expected credit losses, adjustments to market interest rates and liquidity adjustments.

The amounts of the acquired identifiable assets and liabilities as of the acquisition date were as follows (dollars in thousands):

Purchase price:
Cash	$3,300
Total purchase price	3,300
Identifiable assets:
Cash and due from banks	46,450
Investments	2,508
Loans and leases	124,165
Other Real Estate	87
Core deposit intangible	680
Personal and real property	10,655
Deferred tax asset	2,969
Other assets	1,034
Total assets	188,548
Liabilities and equity:
Deposits	185,771
Other liabilities	736
Total liabilities	186,507
Net assets acquired	2,041
Goodwill resulting from acquisition	$1,259

The outstanding principal balance and the carrying amount of these loans included in the consolidated balance sheet at December 31, 2013, are as follows (dollars in thousands):

Outstanding principal balance	$108,639
Carrying amount	108,441

All loans obtained in the acquisition reflect no specific evidence of credit deterioration and very low probability that the Company would be unable to collect all contractually required principal and interest payments.

The amount of the revenue and earnings included in the Company’s consolidated income statement for the year ended December 31, 2013, reflect only amounts from the acquisition date of April 30, 2013, through December 31, 2013. Historical financial information related to each loan and deposit acquired was impractical to determine due to retrospective application requiring significant estimates of amounts that cannot be independently substantiated. Further, we believe it is impossible to distinguish objectively information about those estimates that provides evidence of circumstances that existed on the dates at which those amounts would be recognized and measured under retrospective application.

Expenses associated with the acquisition were $30,000 and $1,439,000 for the three and twelve month periods ended December 31, 2013, respectively. These costs included system conversion and integrating operations charges as well as legal and consulting expenses, which have been expensed as incurred.